UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

Five Oaks Investment Corp.

( Exact name of registrant as specified in its charter )

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Madison Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 257 5073

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

1.	The Bank of America Loan Facility:

On July 18, 2014, Five Oaks Acquisition Corp. (“FOAC”), a wholly owned subsidiary of Five Oaks Investment Corp. (the “Company”), entered into that certain Loan and Security Agreement (the “Loan Agreement”) between Bank of America, N.A. (“Bank of America”) as lender, FOAC as borrower, for the purpose of financing the acquisition of prime jumbo residential mortgage loans, in furtherance of the Company’s previously announced strategy to aggregate and securitize such loans.

The Loan Agreement will be used by FOAC from time to time to finance the purchase of certain eligible residential mortgage loans, to be acquired by FOAC from one or more originators. The Loan Agreement provides for a short-term facility with an aggregate maximum capacity of $100,000,000 which is scheduled to mature on January 14, 2015, unless extended pursuant to its terms. FOAC’s obligations under the Loan Agreement will be secured by the mortgage loans purchased with advances made pursuant to the Loan Agreement. The Loan Agreement contains borrowing base provisions that provide Bank of America with certain rights if there has been a decline in the market value of the mortgage loans, such that Bank of America may require FOAC to repay any advance under the Loan Agreement to eliminate any borrowing base deficiency resulting from such decline. Wells Fargo Bank N.A. will act as mortgage loan custodian.

The Company also entered into a guaranty, in favor of Bank of America (the “Guaranty”), pursuant to which it guaranteed FOAC’s obligations under the Loan Agreement. The Company, as guarantor, is subject to certain financial covenants in respect of the Loan Agreement.

In addition, the Loan Agreement contains certain events of default (subject to certain materiality thresholds and cure periods), including payment defaults, breaches of covenants and/or any representations and warranties, cross-defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include, among others, repayment of any advances and the liquidation by Bank of America of the mortgage loans held as collateral securing FOAC’s obligations under the Loan Agreement.

The Company has outstanding master repurchase agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America.

The foregoing descriptions of the Repurchase Agreement and Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement and Guaranty, respectively, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

2.	The Barclays Repurchase Agreement:

On July 29, 2014, Five Oaks Acquisition Corp. (“FOAC”), a wholly owned subsidiary of Five Oaks Investment Corp. (the “Company”), entered into that certain Master Repurchase Agreement (the “Repurchase Agreement”) by and among Barclays Bank PLC (“Barclays”) as purchaser and agent, FOAC as seller, and the Company as guarantor, for the purpose of financing the acquisition of eligible residential mortgage loans, in furtherance of the Company’s previously announced strategy to aggregate and securitize such loans.

The Repurchase Agreement will be used by FOAC from time to time to sell certain eligible residential mortgage loans, to be acquired by FOAC from one or more originators, to Barclays. The Repurchase Agreement provides for a 364-day facility term with an aggregate maximum capacity of $100,000,000 which is scheduled to mature on July 28, 2015, unless extended pursuant to its terms. The Repurchase Agreement contains margin call provisions that provide Barclays with certain rights if there has been a decline in the market value of the purchased mortgage loans, such that Barclays may require FOAC to transfer cash or eligible mortgage loans to eliminate any margin deficit resulting from such decline. Wells Fargo Bank N.A. will act as mortgage loan custodian.

The Company also entered into a guaranty, in favor of Barclays (the “Guaranty”), pursuant to which it guaranteed FOAC’s obligations under the Repurchase Agreement. The Company, as guarantor, is subject to certain financial covenants in respect of the Repurchase Agreement.

In addition, the Repurchase Agreement contains certain events of default (subject to certain materiality thresholds and cure periods), including payment defaults, breaches of covenants and/or any representations and warranties, cross-defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include, among others, repurchase of a purchased mortgage loan and the liquidation by Barclays of the mortgage loans under the Repurchase Agreement.

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The Company has outstanding master repurchase agreements with Barclays Capital Inc., an affiliate of Barclays.

The foregoing descriptions of the Repurchase Agreement and Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Repurchase Agreement and Guaranty, respectively, which have been filed with this Current Report on Form 8-K as Exhibits 10.3 and 10.4, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the provisions of which are incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of July 18, 2014, between Bank of America, N.A. as lender, Five Oaks Acquisition Corp. as borrower.

10.2	Guaranty, dated as of July 18, 2014, by Five Oaks Investment Corp. in favor of Bank of America, N.A.

10.3	Master Repurchase Agreement dated as of July 29, 2014, by and among Barclays Bank PLC as purchaser and agent, Five Oaks Acquisition Corp. as seller and Five Oaks Investment Corp. as guarantor.

10.4	Guaranty, dated as of July 29, 2014, by Five Oaks Investment Corp. in favor of Barclays Bank PLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

August 7, 2014	By:	/s/ David Oston
David Oston
Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of July 18, 2014, between Bank of America, N.A. as lender, Five Oaks Acquisition Corp. as borrower.

10.2	Guaranty, dated as of July 18, 2014, by Five Oaks Investment Corp. in favor of Bank of America, N.A.

10.3	Master Repurchase Agreement dated as of July 29, 2014, by and among Barclays Bank PLC as purchaser and agent, Five Oaks Acquisition Corp. as seller and Five Oaks Investment Corp. as guarantor.

10.4	Guaranty, dated as of July 29, 2014, by Five Oaks Investment Corp. in favor of Barclays Bank PLC.

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